DELAWARE POOLED® TRUST

The Mid-Cap Growth Equity Portfolio
(the "Portfolio")

Supplement to the Portfolio's Prospectus
dated February 27, 2009

On August 19, 2009, the Board of Trustees of Delaware Pooled Trust (the "Trust") unanimously voted and approved a proposal to liquidate and dissolve the Portfolio. The liquidation and dissolution is expected to take effect approximately 60 days after the date of this Supplement. Securities in the Portfolio will be sold in an orderly manner and the proceeds of those sales will be transferred to the remaining shareholders as soon as reasonably practicable.

As a result of the decision to pursue liquidation and dissolution of the Portfolio, as of the date of this Supplement, the Portfolio will be closed to new investors and all sales efforts will cease. However, the Portfolio will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the liquidation.

Please keep this Supplement for future reference.

This Supplement is dated August 21, 2009.